EXECUTION COPY SEPARATION AGREEMENT AND FULL RELEASE OF ALL CLAIMS This Separation Agreement and Full Release of All Claims (the “Agreement”) is between Noah Berkowitz, M.D., Ph.D., his agents, assignees, heirs, executors, administrators, beneficiaries, trustees, legal representatives and assigns (“EMPLOYEE”), and Arvinas, Inc. and/or its subsidiaries, affiliates and related entities, and its and their successors, predecessors and assigns (inclusive of any and all subsidiaries, affiliates, and related entities, and its and their successors, predecessors, assigns, the “EMPLOYER” or “ARVINAS”), located at 5 Science Park, New Haven, CT 06511 (EMPLOYEE and EMPLOYER, collectively, the “Parties” and each, a “Party”). WHEREAS, EMPLOYEE is employed by EMPLOYER as Chief Medical Officer; WHEREAS, EMPLOYEE and EMPLOYER are entering into this Agreement pursuant to Section 8(d) of the Employment Agreement, dated March 18, 2024, between EMPLOYEE and EMPLOYER (the “Employment Agreement”), and to fully resolve, on an amicable basis, all claims and potential claims EMPLOYEE may have related to employment with EMPLOYER or separation from such employment; and WHEREAS, the Parties desire to set forth their respective rights and obligations with respect to such separation. NOW, THEREFORE, in consideration of the promises and mutual covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: 1. Separation Date. EMPLOYEE’S last day of employment with EMPLOYER will be July 3, 2026 (the “Separation Date”). EMPLOYEE’S salary will remain in effect through the Separation Date and EMPLOYEE’S benefits will remain in effect through end of month in which separation occurs after which time they will cease. Thereafter, EMPLOYEE may elect to continue EMPLOYEE’S benefits under COBRA as discussed in Section 2 below. EMPLOYEE will be notified about EMPLOYEE’S rights and obligations under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) under separate cover. EMPLOYEE will also receive payment for approximately 120.08 hours of unused, accrued leave in the gross amount of $33,086.62, less applicable federal and state taxes. 2. Benefits upon Separation of Employment. In consideration for EMPLOYEE’S execution of this Agreement, and EMPLOYEE’s non-revocation hereof in accordance with Section 18 below, and EMPLOYEE’s continued compliance with the terms hereof, and in accordance with Paragraph 8(b) of the Employment Agreement, EMPLOYER will provide EMPLOYEE with the following payments and benefits (the “Separation Benefits”): Exhibit 10.3

Page 2 of 10 (a) Salary Continuation. Continued payment of EMPLOYEE’s Base Salary (at the annualized rate in effect as of the Separation Date), less applicable taxes and withholdings, in accordance with EMPLOYER’s regularly established payroll procedures, for a period of nine (9) months following the Separation Date, with the first installment to be made on the first regularly scheduled payroll date following the date this Agreement becomes effective and irrevocable (the “Payment Date”), which first installment shall include all installments that would have been paid between the Separation Date and the Payment Date had no delay been required. (b) COBRA Subsidy. Provided that EMPLOYEE timely elects to continue health benefits plan participation for EMPLOYEE and EMPLOYEE’s qualifying dependents, as applicable, payment by EMPLOYER of the portion of health coverage premiums normally paid by ARVINAS for similarly-situated, active employees participating in the same type of coverage, for a period of up to nine (9) months following the Separation Date. Under separate cover, EMPLOYEE will receive additional information about EMPLOYEE’s rights under COBRA to continue group health insurance coverage after the Separation Date. EMPLOYEE’s participation in all employee benefit plans, other than as provided in this Section 2, will end on the Separation Date. (c) Acceleration of Vesting. Notwithstanding anything to the contrary in the Arvinas 2018 Stock Incentive Plan, any Employer Stock Option Agreement, Restricted Stock Unit Agreement, or similar agreement, EMPLOYER hereby agrees that it shall cause the acceleration of vesting of all unvested restricted stock units (“RSUs”) of EMPLOYEE which are scheduled to vest on or before May 9, 2027 (the “Vesting Termination Date”). EMPLOYEE acknowledges and agrees that all RSUs that will not vest prior to May 9, 2027, and all Options that will not vest prior to the Separation Date, will be forfeited in their entirety without payment, and EMPLOYEE has no rights to any additional or other equity or equity-based compensation. (d) Outplacement Services. EMPLOYER shall provide EMPLOYEE with twelve (12) months of executive-level outplacement services through a nationally recognized provider selected by EMPLOYEE (subject to EMPLOYER’s reasonable approval) at EMPLOYER’s sole expense, with a value not less than $15,000. 3. Release. (a) In exchange for the promises and covenants made by EMPLOYER in this Agreement, EMPLOYEE knowingly and voluntarily releases and forever discharges EMPLOYER, all of EMPLOYER’S past, present and future elected and appointed officials, officers, directors, shareholders, agents, attorneys, insurers, representatives and employees, individually and in their official capacities, and any person acting on behalf of or in concert with any of them (collectively, the “RELEASEES”), from any and all claims, demands, obligations,

Page 3 of 10 liabilities, causes of action, known or unknown, asserted or unasserted, and any claim for costs, attorneys’ fees, expenses or any form of damages, that EMPLOYEE has or may have against the RELEASEES arising out of or in any way connected with EMPLOYEE’s employment or separation from employment, including, but not limited to, claims under Title VII of the Civil Rights Act of 1964, 42 U.S.C §§ 2000e et seq., the Age Discrimination in Employment Act, 29 U.S.C. §§ 621 et seq., the Americans with Disabilities Act (ADA), the Family and Medical Leave Act (FMLA) (regarding existing but not prospective claims), the Fair Labor Standards Act (FLSA), the Equal Pay Act, the Employee Retirement Income Security Act (ERISA) (regarding unvested benefits), the Civil Rights Act of 1991, Section 1981 of U.S.C. Title 42, the Fair Credit Reporting Act (FCRA), the Worker Adjustment and Retraining Notification (WARN) Act, the Uniform Services Employment and Reemployment Rights Act (USERRA), the Genetic Information Nondiscrimination Act (GINA), the Immigration Reform and Control Act (IRCA), any and all claims arising under New York State Human Rights Law (NYSHRL), New York Labor Law (NYLL); any obligation arising under any public policy, contract (express or implied, written or oral), employment policy or practice, employee handbook or any statement by any employee or agent of EMPLOYER (whether oral or written); any obligation arising under tort, common law or other legal principle, including but not limited to wrongful discharge, defamation, intentional and/or negligent infliction of emotional distress, misrepresentation and/or breach of the duty of good faith and fair dealing. EMPLOYEE understands that THIS IS A WAIVER AND RELEASE OF ALL CLAIMS by EMPLOYEE resulting from or arising out of or in any way connected with EMPLOYEE’S employment or separation from employment. EMPLOYEE affirms that, to EMPLOYEE’s knowledge, EMPLOYEE has no pending claim under any state workers’ compensation law and has no intention of filing any such claim with any applicable state commission or agency. (b) Notwithstanding the foregoing, this Agreement does not release, waive or impair, and EMPLOYEE does not release, waive or discharge: (i) any rights or claims that arise following EMPLOYEE’s execution of this Agreement; (ii) any rights or claims that cannot be released as a matter of law; (iii) any rights to indemnification or advancement of expenses (whether under any contract, the organizational documents of EMPLOYER or any affiliate, applicable law, or as an insured under any directors’ and officers’ liability insurance policy maintained by EMPLOYER or any affiliate), including without limitation the rights set forth in Paragraph 19 of the Employment Agreement; (iv) any rights to vested, accrued or deferred compensation or benefits under any employee benefit plan, equity plan or award agreement (including without limitation any vested equity, options or restricted stock units, and any rights expressly preserved or granted under Section 2 of this Agreement); (v) any right to enforce this Agreement or the surviving provisions of the Employment Agreement; or (vi) any right or immunity under the Defend Trade Secrets Act, 18 U.S.C. § 1833(b). Pursuant to 18 U.S.C. § 1833(b), EMPLOYEE is hereby notified that EMPLOYEE shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret made (A) in confidence to a federal, state or local

Page 4 of 10 government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law, or (B) in a complaint or other document filed under seal in a lawsuit or other proceeding. (c) EMPLOYEE acknowledges that EMPLOYEE was never denied a family or medical leave of absence or military leave of absence and was never discouraged from seeking such a leave. EMPLOYEE acknowledges that EMPLOYEE has been paid or will be paid for all hours worked, has not filed a claim with any federal or state Department of Labor concerning EMPLOYEE’S wages and that to EMPLOYEE’s knowledge, knows of no basis for a wage and hour claim. (d) This Agreement does not prevent EMPLOYEE from filing a charge with the Equal Employment Opportunity Commission (“EEOC”) or any equivalent state or local agency concerning claims of discrimination, or from participating in an EEOC or equivalent state or local investigation, hearing or proceeding, or from communicating with the Securities and Exchange Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, or any other federal, state or local governmental agency, in each case without prior notice to or authorization from EMPLOYER. EMPLOYEE specifically waives the right to recover any damages or other relief in any such claim or proceeding, except (x) where such waiver is prohibited by law and (y) EMPLOYEE retains the right to receive a whistleblower or similar award from any government agency, including under Section 21F of the Securities Exchange Act of 1934. 4. Confidentiality. (a) EMPLOYEE agrees to keep the financial terms of this Agreement (i.e., the amount and timing of the payments and benefits set forth in Section 2) strictly confidential, except (i) to the extent that disclosure is required by law, court order, subpoena (after giving prompt prior written notice to EMPLOYER to the extent legally permissible) or as expressly authorized by EMPLOYER in writing, (ii) on an as-needed and confidential basis, to EMPLOYEE’s spouse, attorneys, accountants, tax advisors and financial advisors, but only after advising such individuals of the confidential nature of such financial terms and securing their agreement to maintain such information as confidential, or (iii) to the extent reasonably necessary to enforce this Agreement. Notwithstanding the foregoing, EMPLOYEE may disclose the existence of this Agreement and EMPLOYEE’s continuing obligations hereunder (including any restrictive covenants surviving the Separation Date) to a prospective employer upon request. (b) For the avoidance of doubt, nothing in this Agreement (including this Section 4 or Section 5 below) shall prohibit or restrict EMPLOYEE from: (i) responding to an inquiry by a governmental or self-regulatory body or to a valid and binding subpoena, or otherwise enforcing this Agreement; (ii) discussing or disclosing the underlying facts and circumstances giving rise to EMPLOYEE’s separation or any claim of discrimination, harassment, retaliation, sexual assault,

Page 5 of 10 wage-and-hour violation, or other conduct that EMPLOYEE has reason to believe is unlawful; (iii) communicating with the Equal Employment Opportunity Commission, the Securities and Exchange Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, or any other federal, state or local governmental agency or self-regulatory authority; (iv) exercising rights protected under Section 7 of the National Labor Relations Act, including discussing or disclosing the terms and conditions of EMPLOYEE’s employment; or (v) making truthful statements in any legal or administrative proceeding. 5. Non-Disparagement. (a) EMPLOYEE acknowledges that EMPLOYEE shall not make any disparaging or defamatory statements, with knowledge of the statement’s falsity or a reckless disregard of its truth, about EMPLOYER or EMPLOYER’S business, owners, officers, or employees at any time, oral or written (including in any electronic form), to any other person or entity, except where protected by law. (b) EMPLOYER agrees to instruct its directors, executive officers (including, without limitation, the Chief Executive Officer, the Chief Financial Officer and the Chief People Officer), members of its senior leadership team, human resources personnel and any individual responding to reference inquiries regarding EMPLOYEE, not to make any disparaging or defamatory statements about EMPLOYEE (with knowledge of the statement’s falsity or reckless disregard of its truth), whether oral or written (including in any electronic form), to any other person or entity, except where protected by law. (c) Notwithstanding the foregoing, nothing in this Section 5 (or in Section 4 above) shall prohibit or restrict either Party from (i) making any disclosure of information required by law; (ii) disclosing the terms and conditions of EMPLOYEE’s employment or otherwise exercising protected rights under Section 7 of the National Labor Relations Act; (iii) initiating or participating in any complaint or unfair labor practice charge with any state or federal agency; or (iv) providing information to, testifying in, or otherwise assisting in, any investigation or proceeding brought by any federal or state regulatory or law enforcement agency or legislative body, any self-regulatory organization, or EMPLOYER’s legal or compliance departments. 6. No Admission. The Parties acknowledge that this Agreement does not constitute any admission by EMPLOYER that EMPLOYER is in any way liable to EMPLOYEE, that EMPLOYER harmed or damaged EMPLOYEE, that EMPLOYER violated any rights EMPLOYEE may have, or that EMPLOYER in any respect treated EMPLOYEE unfairly or unlawfully. Likewise, this Agreement does not constitute any admission by EMPLOYEE of any wrongdoing, breach of duty, or violation of any obligation owed to EMPLOYER.

Page 6 of 10 7. No Participation in Claims. EMPLOYEE agrees that, unless prohibited by law, EMPLOYEE waives the right to voluntarily assist other individuals or entities in bringing claims against any of the RELEASEES. 8. Cooperation. EMPLOYEE agrees to cooperate with, and assist, EMPLOYER to ensure a smooth transition of EMPLOYEE’s work responsibilities. At any time following the Separation Date, you will provide such information as EMPLOYER may reasonably request with respect to any EMPLOYER-related transaction or other matter in which EMPLOYEE was involved in any way while employed by EMPLOYER. EMPLOYEE further agrees to assist and cooperate with EMPLOYER in connection with the defense, prosecution, government investigation, or internal investigation of any claim or matter that may be made against, concerning, or by EMPLOYER. Such assistance and cooperation shall include timely, comprehensive, and truthful disclosure of all relevant facts known to EMPLOYEE, including through in- person interview(s) with EMPLOYER’s internal or outside counsel or consultants. Such cooperation shall be scheduled at mutually convenient times so as not to materially interfere with EMPLOYEE's personal or professional commitments (including any future employment); for cooperation in excess of ten (10) hours in the aggregate, EMPLOYER shall compensate EMPLOYEE at an hourly rate equal to EMPLOYEE's annualized Base Salary in effect as of the Separation Date divided by 2,000. EMPLOYEE shall be entitled to reimbursement for all properly documented expenses incurred in connection with rendering services under this Section, including, but not limited to, reimbursement for all reasonable travel, lodging, and meal expenses. EMPLOYER shall indemnify EMPLOYEE to the fullest extent permitted by law in connection with such cooperation, as if EMPLOYEE were a current officer of EMPLOYER at the time of the underlying matter. 9. Waiver. EMPLOYEE acknowledges that EMPLOYEE shall not make any claim or demand and EMPLOYEE hereby waives any rights EMPLOYEE may now have or may hereafter have or claim to have, based upon any alleged oral alteration, amendment, modification or any other alleged change in this Agreement. 10. Return of Property. EMPLOYEE represents that, on or before the Separation Date, EMPLOYEE shall deliver to EMPLOYER any and all property of EMPLOYER which is in EMPLOYEE’S possession or under EMPLOYEE’S control, including but not limited to all information, files (hard and soft copies of all documents), records, design samples, company brochures and books, computers, handheld electronic devices, cellular telephones, corporate credit cards, security access cards, computer disks, computer software, computer hardware, thumb drives, computer passwords and other computer access information. Notwithstanding the foregoing, EMPLOYEE may retain (i) EMPLOYEE’s personal contacts, calendars and address books; (ii) information relating to EMPLOYEE’s own compensation, benefits or tax matters; (iii) copies of this Agreement, the Employment Agreement, and any other agreement to which EMPLOYEE is a party in EMPLOYEE’s individual capacity; and (iv) any publicly available materials. If EMPLOYEE later discovers in EMPLOYEE’s possession, custody or control any additional property belonging to EMPLOYER (other than as expressly permitted in the

Page 7 of 10 preceding sentence), EMPLOYEE shall return such property to EMPLOYER within three (3) business days of its discovery. 11. Severability. The Parties intend as follows: a) that if any provision of this Agreement is held to be unenforceable, then that provision will be modified to the minimum extent necessary to make it enforceable, unless that modification is not permitted by law, in which case that provision will be disregarded; and b) that if an unenforceable provision is modified or disregarded in accordance with this Section 11, then the rest of this Agreement will remain in effect as written. 12. Remedies. In the event of a material breach or threatened material breach by EMPLOYEE of any of the provisions of this Agreement, and following EMPLOYER’s delivery to EMPLOYEE of written notice describing the alleged breach in reasonable detail and EMPLOYEE’s failure to cure such breach within thirty (30) days after such notice (to the extent curable), EMPLOYEE agrees and consents that EMPLOYER shall be entitled to seek, in addition to other available remedies, a temporary or permanent injunction or other equitable relief against such breach or threatened breach from any court of competent jurisdiction, without the necessity of showing actual damages or that money damages would not afford an adequate remedy, and without the necessity of posting any bond or other security. The aforementioned equitable relief shall be in addition to, not in lieu of, legal remedies, monetary damages or other available forms of relief. Following any final, non-appealable judicial or arbitral determination that EMPLOYEE has materially breached this Agreement and not cured such breach within the foregoing notice and cure period, EMPLOYER may recover from EMPLOYEE the payments made under Section 2. In any action brought by either Party to enforce this Agreement or for an alleged breach hereof, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and costs, as determined by the court or arbitral authority of competent jurisdiction. 13. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which taken together shall be deemed one and the same instrument. In the execution of this Agreement and delivery of signatures, PDF, facsimile and electronic signatures will be treated in all respects as having the same effect as original signatures. 14. Governing Law. This Agreement is entered into in the State of Connecticut, and the laws of the State of Connecticut will apply to any dispute concerning it, excluding the conflict-of-law principles thereof. Furthermore, any action regarding this Agreement or its enforcement shall be subject to the exclusive jurisdiction of the courts of Connecticut. Finally, to the extent permissible under applicable law, EMPLOYEE hereby agrees to waive EMPLOYEE’s right to a jury trial in connection with any claim EMPLOYEE may have against EMPLOYER.

Page 8 of 10 15. Modifications. No waiver, alteration or modification of any of the provisions of this Agreement will be binding unless in writing and signed by duly authorized representatives of the Parties. 16. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the Parties hereto and their respective heirs, executors, administrators, successors and assigns. 17. EMPLOYEE Acknowledgments. EMPLOYEE acknowledges that: (a) EMPLOYEE has had a sufficient opportunity to consider this Agreement; (b) EMPLOYEE has read this entire Agreement, including the full release of claims (including claims under the Age Discrimination in Employment Act, 29 U.S.C. §§ 621 et seq.), and fully understands its terms; (c) EMPLOYEE was advised to consult with an attorney prior to signing this Agreement and has had an opportunity to review this Agreement with an attorney; (d) EMPLOYEE is voluntarily entering into this Agreement, knowingly, of EMPLOYEE’s own free will, and without undue influence or stress; (e) in accordance with the Employment Agreement, and in further exchange for the consideration described in Section 2 of this Agreement, EMPLOYEE acknowledges that EMPLOYEE has had the opportunity to consult with EMPLOYER’s General Counsel regarding any matters of which EMPLOYEE is currently aware that constitute a violation of EMPLOYER’s Code of Business Conduct and Ethics or of any applicable legal, regulatory or compliance requirement, and EMPLOYEE is not currently aware of any such matter requiring disclosure as of the date of this Agreement; (f) EMPLOYER represents that, as of the Separation Date, EMPLOYEE has been paid or will be paid all compensation, wages, bonuses, commissions and other amounts owed to EMPLOYEE through the Separation Date, other than amounts expressly provided for in this Agreement; and (g) EMPLOYEE has been given a period of 21 days to consider this Agreement. If EMPLOYEE signs this Agreement prior to the expiration of the 21 days, EMPLOYEE agrees that EMPLOYEE is doing so voluntarily and of EMPLOYEE’S own free will. The 21-day period runs from the date this Agreement was offered to EMPLOYEE. EMPLOYEE and EMPLOYER agree that any changes that have been made to this Agreement, whether material or immaterial, do not restart the running of the 21-day period. 18. Revocation Period. This Agreement shall become effective on the eighth (8th) day following execution by EMPLOYEE. Prior to becoming effective, EMPLOYEE may revoke assent to this Agreement within seven (7) days following execution (the “Revocation Period”). Any revocation within this Revocation Period must

Page 9 of 10 be submitted, in writing, to EMPLOYER and must state “I hereby revoke my acceptance of my Separation Agreement and Release.” The revocation must be personally delivered or mailed to EMPLOYER at steve.weiss@arvinas.com, or 5 Science Park, New Haven, CT 06511, Attention: Steve Weiss, and received by EMPLOYER prior to the expiration of the Revocation Period. If the last day of the Revocation Period is a Saturday, Sunday or legal holiday in Connecticut, then the Revocation Period shall not expire until the next following day which is not a Saturday, Sunday or legal holiday. This Agreement will not become effective or enforceable, and the Separation Benefits described in Section 2 will not be payable, until the Revocation Period has expired without revocation having been given. 19. Continuing Obligations. EMPLOYEE acknowledges and agrees that the Proprietary Information and Assignment Agreement, which EMPLOYEE signed upon the start of EMPLOYEE’S employment, and which includes post-employment restrictive covenants, survives EMPLOYEE’S separation from EMPLOYER and remains in full force and effect to the fullest extent permitted by law. The Parties agree that, notwithstanding any other language in any other agreement, the relevant Restricted Period for such covenants is one (1) year from the Separation Date. 20. Scope of Agreement; Entire Agreement. This Agreement constitutes the entire understanding between the Parties with respect to the subject matter of this Agreement and fully supersedes any and all prior agreements, representations or understandings, written or oral, between the Parties, except for: (i) any non-disclosure or confidentiality agreements executed by EMPLOYEE during EMPLOYEE’S employment with EMPLOYER, which will remain in full force and effect; and (ii) any rights to indemnification, advancement of expenses, or coverage under any directors’ and officers’ liability insurance policy (whether under EMPLOYER’s organizational documents, applicable Delaware law, any indemnification agreement, or any insurance policy), all of which shall survive the Separation Date.

EXECUTION COPY IN WITNESS WHEREOF, the aforementioned Parties, intending to be legally bound hereby, have executed this Agreement. EMPLOYEE: ______________________________ Noah Berkowitz, M.D., Ph.D. Date: ______________________ EMPLOYER: ARVINAS, INC. and/or its subsidiaries By: ______________________________ Randy Teel, Ph.D. President and Chief Executive Officer Date: ______________________ /s/ Noah Berkowitz, M.D., Ph.D. June 22, 2026 June 22, 2026 /s/ Randy Teel, Ph.D.